Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN CALIFORNIA BANCORP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    Not applicable

(2) Aggregate number of securities to which transaction applies:

    Not applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

    Not applicable

(4) Proposed maximum aggregate value of transaction:

    Not applicable

(5) Total fee paid:

    Not applicable

[ ] Fee Paid previously with preliminary materials:

    Not applicable

[   Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    Not applicable

(2) Form, Schedule or Registration Statement no.:

    Not applicable

(3) Filing Party:

    Not applicable

(4) Date Filed:

    Not applicable

                          NORTHERN CALIFORNIA BANCORP, INC.

                            ------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 16, 1997
                                    6:00 P.M.

                            ------------------------

         The Annual Meeting of Shareholders of Northern California Bancorp, Inc. (the "Company") will be held at the Company's office located at 601 Munras Avenue, Monterey, California on Monday, May 16, 1997 at 6:00 p.m., for the following purposes:

         1. To elect the following FIVE (5) nominees to serve as directors of the Company until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                   Charles T. Chrietzberg, Jr.
                   Sandra G. Chrietzberg
                   Peter J. Coniglio
                   Carla S.  Hudson
                   John M. Lotz

         2. To consider and transact such other business as may properly be brought before the meeting and any adjournment or adjournments thereof.

         Shareholders of record at the close of business on April 4, 1997 are entitled to notice of and to vote at the meeting.

         YOU ARE REQUESTED TO DATE, EXECUTE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, EITHER BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON, OR BY FILING WITH THE SECRETARY OF THE COMPANY PRIOR TO THE MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.

         PLEASE INDICATE ON THE PROXY WHETHER YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Andre G. Herrera
                             Secretary



Dated: May 5, 1997
Monterey, California

                            ANNUAL MEETING OF SHAREHOLDERS
                                          OF
                          NORTHERN CALIFORNIA BANCORP, INC.


         This statement is furnished in connection with the solicitation of proxies to be used on behalf of the Board of Directors of Northern California Bancorp, Inc. (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California, on Friday, May 16, 1997 at 6:00 p.m., and at any adjournments thereof (the "Meeting"). At the Company's most recent annual meeting of shareholders, held on May 23, 1995, not more than five percent (5%) of the votes cast and withheld from voting, were cast against, or withheld from voting for, any nominee.

         Management anticipates that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about May 5, 1997.

         A form of proxy for voting your shares at the Meeting is enclosed.
Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his election to vote in person. Shares represented by a properly executed proxy received prior to the Meeting will be voted in accordance with the Shareholders specifications, as noted on the proxy, or if not otherwise specified, and unless revoked, such shares will be voted in favor of election of the nominees specified herein and in favor of the other proposals specified herein.

         The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

         The Company's Board of Directors is soliciting the enclosed proxy.
The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

                                  VOTING SECURITIES

OUTSTANDING SHARES AND RECORD DATE

         Shareholders of record as of the close of business on April 4, 1997 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 879,465 shares of common stock, no par value ("Common Stock"), outstanding.

VOTING RIGHTS

         Each shareholder of record of Common Stock is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless, prior to the voting at the meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not presently intend to cumulate votes it may hold pursuant to the proxies solicited herein, unless shareholders direct otherwise. If, however, other director nominations are made and any shareholder gives notice of intention to cumulate votes, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

         Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires. The five (5) candidates receiving the highest number of votes are elected.

                            SECURITY OWNERSHIP OF CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of April 4, 1997 pertaining to beneficial ownership of the Company's Common Stock by persons known to the Company to own 5% or more of such stock, current directors of the Company, and all directors and officers (1) of the Company as a group. The information contained herein has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company.

         The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, attention should be given to the footnote references set forth in the column "Common Stock Beneficially Held - Amount Held." In addition, shares of Common Stock issuable pursuant to options which may be exercised, within 60 days of April 4, 1997, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance. Unless otherwise stated, voting and investment powers are shared with the spouse of the respective shareholder under California community property laws.








----------------------------------
(1) As used throughout this Proxy Statement, the term "officer" refers to Executive Officers, which includes the Chairman of the Board, President and Chief Executive Officer; the Senior Vice President/Chief Operating Officer and Chief Financial Officer; and the Senior Vice President and Chief Lending Officer of the Company and its wholly-owned subsidiary, Monterey County Bank (the "Bank").

                            {CONTINUED ON FOLLOWING PAGE}



  Name of                     Amount & Nature of                   Percent
BENEFICIAL OWNER              Beneficial Ownership                 of Class
----------------              --------------------                 --------

Charles T. Chrietzberg             412,102(3) (4)                  42.73(4)

Sandra G. Chrietzberg              412,102(3) (4)                  42.73(4)

Peter J. Coniglio                   34,225(1) (5)                   3.84

Carla S.  Hudson                     6,603(2)                        .75

John M. Lotz                        10,000(6)                       1.13

David S. Lewis Trust               110,000(1)                      12.51
30500 Aurora del Mar
Carmel, CA  93923

All Directors and Executive        475,002(7)                      47.64
Officers as a Group
(7 in number)

------------------

(1)                Sole voting power.

(2) Includes 2500 shares subject to the respective director's stock options. The remaining shares are held jointly with family members, other than 1,000 shares held in a corporate pension plan, as to which Ms. Hudson has voting and investment power.

(3) Includes 85,000 shares subject to Mr. Chrietzberg's employee stock options. Also includes 350 shares held in the name of Mrs. Chrietzberg. All shares owned of record or beneficially by Mr. and Mrs. Chrietzberg are held as community property, with shared investment and voting power. Mr. Chrietzberg has pledged 250,000 shares of the Common Stock to secure a loan from an unaffiliated bank.

(4) The shares include an aggregate of 11,087 shares held beneficially by Mr. Chrietzberg in Individual Retirement Accounts, where voting power is also shared with the custodian of the account. The address for Mr. and Mrs. Chrietzberg is in care of the Company at 601 Munras Avenue, Monterey, Ca.

(5) Includes 12,500 shares subject to director options held by Mr. Coniglio. Of the remaining shares, 16,475 are held in a family trust controlled by Mr. Coniglio, as to which he has sole voting and investment power, while 5,250 shares are held by Hudson, Martin Ferrante & Street, a partnership of which Mr. Coniglio is the managing partner, with voting and investment power.

(6) Includes 7,500 shares subject to director options held by Mr. Lotz. The remaining shares are held jointly with family members, with shared voting and investment power.

(7) Includes all options included above, plus 10,000 shares subject to options held by executive officers who are not also directors.


                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

    The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company may be no less than five (5) and no more than nine (9), with the exact number to be fixed by a resolution of the Board of Directors or the shareholders. The number of directors is presently fixed at five (5).

    The persons named below have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. Additional nominations can be made only by complying with the notice provisions included in the Notice of Meeting. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed. The five (5) nominees receiving the highest number of votes at the Meeting shall be elected.

    The following table provides information as of the Record Date with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Year first appointed or elected refers to the year first appointed or elected as a director of the Company or its predecessor, the Bank. Reference is made to the section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to stock ownership of the nominees.





                                                                                        Yr.1st
                                                                                        Appointed
                                              Business Experience                       or Elected
Name of Director                    Age       During Past 5 Years                       Director
----------------                    ---       -------------------                       ----------

Charles T. Chrietzberg, Jr.         55        President, Chairman and CEO of
                                              the Company, and its predecessor,
                                              Monterey County Bank
                                              since 3/87                                1985

Sandra G. Chrietzberg               53        Investor; formerly President and CEO,
                                              Queen of Chardonnay, Inc.,
                                              dba La Reina Winery, 1984-1993            1988

Peter J. Coniglio                   67        Attorney/Partner - Hudson,                1976
                                              Martin, Ferrante & Street,
                                              Monterey, CA.

Carla S.  Hudson, CPA               43        Partner, Huey & Hudson, CPAs, Monterey,
                                    1994
                                              CA

John M. Lotz                        55        President and CEO of Couroc of Monterey
                                              (1997); Chm/CEO, The Monterey Bay         1991


                                       4



                                                 Company (a property developer)since 1991


         There are no family relationships between any two or more of the directors, or officers, except that Sandra G. Chrietzberg and Charles T. Chrietzberg, Jr. are spouses and Andre G. Herrera is their son-in-law.

         THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIVE (5) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED
AND QUALIFIED:   CHARLES T. CHRIETZBERG, JR., SANDRA G. CHRIETZBERG, PETER J.
CONIGLIO, CARLA S.  HUDSON AND JOHN M. LOTZ.

                   INFORMATION PERTAINING TO ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE

         Due to the compact size of the Board of Directors, most functions allocated to committees on a larger Board of Directors are handled by the Board as a whole at the Company. The Company did not maintain separate loan or nominating committees in 1996. In 1996, the only committee which was active was the following:

         The Audit Committee reviews and conducts (through outside consultants) an independent audit of policies and procedures of the Company. The Audit Committee, consisting of directors Lotz, Hudson and Mr. Chrietzberg met one time in 1996.

         During 1996, the Board of Directors of the Company held four (4) regularly scheduled meetings and special meetings. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the Board of Directors on which the director served (during the period for which the director served).

CASH COMPENSATION

         The following information is furnished with respect to each executive officer of the Company whose aggregate cash compensation from the Company during 1996 exceeded $100,000. Al compensation was paid by the Bank; the Company does not separately pay its officers. Information is provided only for those portions of the fiscal year during which such persons served as executive officers.



                            {CONTINUED ON FOLLOWING PAGE}


                                ANNUAL COMPENSATION                  LONG TERM COMPENSATION AWARDS
                               -----------------------               -----------------------------

Name & Principal Position       Salary      Bonus          Other Annual   Restricted     Securities     All
                                                           Compensation   Stock          Underlying     other
                                                                          Awards         Options/SARs   comp.

Charles T. Chrietzberg, Jr.     $154,039    $103,000       $3,972(1)      None           None           $11,776(2)
  Chairman, President & CEO



(1) Represents personal use of company automobile and insurance premiums on life insurance policy as described below.

(2) Represents the expense accrued in the Salary Continuation Plan as more fully described in the Long Term Incentive Plan Table.

         Until June 1, 1990 the Bank furnished certain executive officers with a taxable car allowance. The Bank discontinued car allowances on June 1, 1990 and purchased a bank owned automobile for the use of its Chief Executive Officer (the value of his personal use of the automobile is included above). The Bank furnishes, on a non-discriminatory basis, to the employees: (i) insurance benefits; and (ii) other benefits. The value of these benefits (excluding non-discriminatory plan benefits) was less than the lesser of $25,000 or ten percent of the compensation shown above for the respective persons or group, and is not included in the table.

         The Board of Directors of the Bank authorized the Bank to enter into a three year and seven month employment contract with Mr. Chrietzberg, effective June 1, 1993. It provided for a base salary of $150,000 per year, a Bank furnished automobile or automobile allowance, and a bonus based on profits. The minimum bonus, not to exceed $130,000 annually, will equal $10,000 for each 0.1 percent that the Bank's profits exceed 0.8 percent return on average assets plus $10,000 for each 1 percent that the Bank's return on equity exceeds 9.0 percent. Under the terms of the contract, if Mr. Chrietzberg is terminated other than for cause (as defined in the contract), he is entitled to severance compensation for his monthly salary plus a pro rated incentive bonus for the lesser of 24 months or the remaining term of his contract (which ended in December, 1996); however, if the termination follows within six (6) months after a change in control transaction (as defined in the contract), he is entitled to such severance compensation for the greater of 24 months or the remainder of the term of the contract. In addition, the Bank provides Mr. Chrietzberg with insurance on his life, owned by the Bank but payable to his beneficiary, in the amount of $1,000,000 in excess of the amounts provided on a non-discriminatory basis to other employees. Mr. Chrietzberg's beneficiary has agreed to reimburse the Bank out of the proceeds of such policy an amount equal to the greater of the cash value of such policy at the time of Mr. Chrietzberg's death, or the amount of premiums paid by the Bank. Mr. Chrietzberg has continued his employment with the Bank and the Company based on the terms of such employment agreement, although the Board of Directors has indicated a willingness to renew such agreement for an additional three year period, with a base salary of $150.000 and an increase in the maximum bonus to $160,000.

         The following tables set forth certain information regarding the long term incentive plans provided for Mr. Chrietzberg.



                                     Performance or                       Estimated Future Payout under
                 Number of           Other Period                          Non-Stock Price-Based Plans
                                                                           ---------------------------
                 Shares, Units       Until
                 or Other Rights     Maturation or                        Threshold      Target    Maximum

Name             (#)                 Payment                              ($ or #)       ($ or #)  ($ or #)
----             ---                 -------                              --------       --------  --------

Charles T.       Salary              Retirement at age 65, subject        None            None     75,000/yr.
Chrietzberg, Jr  Continuation        to provisions for earlier payout                                15 years
                 Agreement           described below




         In December, 1993, the Board of Directors approved a Salary Continuation Agreement for the Benefit of Mr. Chrietzberg that provided for payments of $75,000 per year, for 15 years, if he remains with the Bank until normal retirement, commencing age 65. After consideration of the impact of such an agreement on the Bank's income, the Bank amended the Agreement to provide for one half the original benefit amounts, but adopted Surviving Income Agreements which provide benefits upon the death of the executive to his beneficiary in a single payment, in an amount equal to the retirement benefit. The Salary Continuation Agreement provides for lesser payments in the event of early retirement, generally designated to coincide with increases in the anticipated surrender value for the life insurance policies described below. The Bank's obligations under the Salary Continuation Agreement are not secured by any segregated amounts, but are informally funded by the purchase of single-premium life insurance policies. The salary continuation expense accrued in 1996 was $11,776. Based upon the current projected earnings of the insurance used to fund the Bank's obligations under the Agreement, and the anticipated salary continuation expense to be booked, net of tax benefits, the Bank anticipates (based upon current tax laws and assumptions regarding the yield on alternative investment(s) that the cost of the benefits to be provided under the agreement will not have a material adverse impact on the Bank's net income after taxes in the future, although no assurance can be given in this regard. Additionally, since the Surviving Income Agreement has been adopted to provide part of the benefits upon the death of the executive, the total amount of payout can not be precisely determined. However, the information represents the best estimate of Management based on the terms of the plan.

         No options were granted to Mr. Chrietzberg during 1996, although the Company substituted its options for options that he held to purchase stock of the Bank when the Company acquired the Bank.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR
VALUES


         Mr. Chrietzberg exercised no options or SARs during 1996. The following table provides information regarding his unexercised options (all such options are currently exercisable):


    NAME                                NUMBER OF UNEXERCISED OPTIONS     VALUE OF UNEXERCISED OPTIONS AT FY-END
    ----                                -----------------------------    --------------------------------------

    Charles T. Chrietzberg, Jr.         85,000                            $33,000


The value of unexercised options was calculated based on the trade in the stock of the Company at $2.75 on February 3, 1997, the trade closest to 1996 fiscal year end. Trading in the stock of the Company is infrequent, and may not be an accurate indicator of the true value of shares of stock in the Company.

COMPENSATION OF DIRECTORS

         In 1996, each director received a standard fee of $300 per regular board meeting of the Bank attended and $150 for each committee meeting of the Bank attended.

1987 AMENDED STOCK OPTION PLAN

         On May 31, 1989 the Board of Directors adopted, and on June 14, 1989, shareholders of the Company approved, the Amended 1987 Stock Option Plan (the "Amended 1987 Plan"). The Amended 1987 Plan replaced the 1977 Stock Option Plan (which expired, by its terms, in 1987). The Amended 1987 Plan was approved by the State Banking Department and a Stock Option Permit was issued on October 2, 1989. The Amended 1987 Plan authorizes the granting of (1) options which qualify as "incentive stock options" under the Internal Revenue Code ("Code") and (2) nonstatutory stock options. The Amended 1987 Plan provides that incentive stock options and nonstatutory stock options representing up to 30% of the Company's authorized but unissued shares will be available to directors and full-time salaried officers and employees of the Company. The Company may not issue an option to any individual if the issuance, when added to the aggregate outstanding amount of options previously issued to the individual would exceed 10 percent of the number of shares outstanding at the time of the issuance of the option. The exercise price must be not less than 100 percent of the fair market value of the shares on the date of grant. However, an incentive stock option granted to an individual owning 10 percent or more of the Company's stock after such grant must have an exercise price of at least 110 percent of such fair market value and an exercise period of not more than 5 years. In all other cases, options are required to have an exercise period of not longer than 10 years. No incentive stock option may be granted to a director who is not otherwise eligible as a full-time officer or employee.

CERTAIN TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates. Management of the Bank believes that these transactions have been (and those in the future are intended to be) on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. Management does not believe that any such loans are outside the ordinary course of business. Loans to such borrowers as of December 31, 1996 amounted to approximately $837,293 as makers and/or endorsers. The total of such loans represents approximately 28.89% of the Bank's total capital accounts.


                                        Maximum Amount                      Outstanding as of
                                        --------------                      December 31, 1996
                                                                            -----------------
                                                Percent of                            Percent of
         Name                       Amount        Equity Capital         Amount       Equity Capital
Charles T. Chrietzberg, Jr.         $33,087             1.19              $16,800             0.58

Peter J. Coniglio                  $453,009            16.32              $35,000             1.21

John M. Lotz                       $213,548             7.69             $185,750             6.41

David Lewis                        $427,276            15.39             $358,400            12.37

Directors,                        $1,389,84            50.51             $837,293            28.85
Shareholders, and Officers
as a Group (8 in number)


         A portion of the credit to Mr. Coniglio was participated with another Bank and such portion is not included herein. The loan was paid in full during 1996.

         During 1996, the law firm of Hudson, Martin, Ferrante & Street, of which Mr. Peter J. Coniglio is a partner, performed legal services for the Bank, for which the Bank paid $58,358. The Board of Directors has determined that it obtained those legal services at no less favorable rates than could have been obtained from a non-affiliated law firm.

                                     ACCOUNTANTS

         Hutchinson & Bloodgood, Certified Public Accountants, served as the Company's principal accountant for 1996, and it is anticipated that such firm will be retained in the same capacity in 1997. A representative of the firm is expected at the Meeting, to be available to answer appropriate questions from shareholders in attendance and to make any statement the representative desires.


                             ANNUAL REPORT ON FORM 10-KSB

         If any shareholder desires a copy of the Company's Annual Report on
SEC Form 10-KSB for the year ended December 31, 1996, it may be obtained without charge upon request to Andre G. Herrera, Northern California Bancorp, Inc., 601
Munras Avenue, Monterey, California 93940.   A copy of the Company's Annual
Report for the periods ended December 31, 1996 has previously been sent to shareholders, but should not be considered to be soliciting materials in connection with the Meeting.

                   PROPOSALS BY SHAREHOLDERS AT 1998 ANNUAL MEETING

         If any shareholder of the Company timely notifies the Company of his intention to present a proposal for action at a forthcoming meeting of the Company's shareholders, the Company will set forth the proposal in its proxy statement or information statement. Any shareholder desiring to submit a proposal for action at the 1998 Annual Meeting of Shareholders should submit such proposal in writing to the Company at its principal place of business no later than January 16, 1998.

                                    OTHER MATTERS

         Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of management and authority to do so is included in the proxy.

                                        PROXY
                          NORTHERN CALIFORNIA BANCORP, INC.
                            ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Northern California Bancorp (the "Company") hereby nominates, constitutes and appoints Charles T. Chrietzberg, Jr., and Peter J. Coniglio, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California at 6:00 p.m. on May 16, 1997, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as follows:


1.  ELECTION OF DIRECTORS.  To elect as directors the nominees set forth below:

    [ ]  FOR all nominees listed (except as marked to the contrary below).

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THE NOMINEE'S NAME(S) IN THE LIST BELOW:


              Charles T. Chrietzberg, Jr.
              Sandra G. Chrietzberg
              Peter J. Coniglio
              Carla S. Hudson
              John M. Lotz


    2. To transact such other business as may properly come before the meeting.

EXECUTION OF THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSAL LISTED ABOVE UNLESS THE SHAREHOLDER DIRECTS OTHERWISE. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

    When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/we do [ ]  do not [ ] expect to attend this meeting.


Dated:                       , 1997
       ----------------------

----------------------------------                Signature of Shareholder(s)


----------------------------------                Signature of Shareholder(s)